SECURITY AGREEMENT
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THIS SECURITY  AGREEMENT  (hereinafter  referred to as  "Agreement" or "Security
Agreement"), made this 28th day of April, 1998, by and between OREGON BAKING COMPANY DBA MARSEE BAKING, an Oregon corporation whose business address is 2277 NW Quimby, Portland, Oregon 97296 ("Debtor") and HELLER FINANCIAL LEASING, INC., a Delaware corporation, whose address is 500 West Monroe Street, Chicago, Illinois 60661 ("Secured Party").

1. SECURE PAYMENT. To secure payment of indebtedness as evidenced by a note or notes (the "Notes"), which Debtor has executed and delivered or will execute and deliver to Secured Party and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "Indebtedness"), Debtor hereby grants and conveys to Secured Party a first superior continuing lien and security interest in the property described below and/or on the Schedule(s) attached hereto (the "Schedules"), all products and proceeds (including insurance proceeds) thereof, if any, and all increases, substitutions, replacements, attachments, additions, and accessions thereto, all or any of the foregoing hereinafter called the "Collateral".

(DESCRIPTION  OF  COLLATERAL  ON  ATTACHED  SCHEDULES.   THE  SCHEDULES  MAY  BE
SUPPLEMENTAL FROM TIME TO TIME TO EVIDENCE THE COLLATERAL, SUBJECT TO THIS AGREEMENT.)

2. WARRANTIES, REPRESENTATIONS AND COVENANTS. Debtor warrants, represents, covenants and agrees as follows:

    (a) PERFORM OBLIGATIONS. Debtor shall pay all of the Indebtedness secured by this Agreement and perform all of the obligations contained in this Agreement according to its terms. Debtor shall use the loan proceeds primarily for business uses and not for personal, family, household, or agricultural uses.

    (b) DEFEND THE COLLATERAL. Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes, and assessments of any kind, except as may be set forth on the Schedules. At the request of Secured Party, Debtor shall furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue, or terminate the security interest of Secured Party in the Collateral and pay all costs of filing in connection therewith.

    (c) KEEP POSSESSION OF THE COLLATERAL. Debtor shall retain possession of the Collateral until the Indebtedness is fully paid and performed (subject to Secured Party's rights and remedies upon the occurrence of an Event of Default [defined below]) and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Debtor shall keep the Collateral at the location[s] specified on the Schedules and shall not remove same (except in the usual course of business for temporary periods) without the prior written consent of Secured Party.

    (d) COLLATERAL FREE AND CLEAR. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, assessments, and other security interest of any kind (other than the security interest granted hereby) and shall pay, when due, all taxes, assessments, and license fees relating to the Collateral.

    (e) COLLATERAL IN GOOD OPERATING ORDER. All of the Collateral is in good operating order, condition and repair and is used or useful in the business of Debtor. Debtor shall keep the Collateral, at Debtor's sole cost and expense, in good repair and condition and not misuse, abuse, waste, or allow it to deteriorate except for normal wear and tear. Debtor shall make the Collateral available for inspection by Secured Party at all reasonable times, and Debtor will use and maintain the Collateral in a lawful manner in accordance with all applicable laws, regulations, ordinances, and codes.

    (f) INSURANCE. Debtor shall insure the Collateral against loss by fire (including extended coverage), theft and other hazards, for its full insurable value including replacement costs. The insurance policy shall name Secured Party as loss payee and shall contain such other terms as Secured Party may require. In addition, Debtor shall obtain liability insurance respecting the Collateral covering liability for bodily injury, including death and property damage, in amounts as Secured Party may require. Policies shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at lest thirty (30) days prior written notice to Security Party prior to any modification or cancellation thereof; shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereby along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of Debtor to do so. Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Debtor hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance, including return premiums ad dividends.

    (g) COMPLETE INFORMATION. No representation or warranty made by Debtor in this Agreement and no other document or statement furnished to Secured Party by or on behalf of Debtor contains any material misstatement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. Except as expressly set froth in the Schedules, there is no fact known to Debtor that will or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, propitiates or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

    (h) IF COLLATERAL ATTACHES TO REAL ESTATE. If the Collateral or any part thereof has been attached to or is to be attached to real estate, a description of the real estate and the name and address of the record owner is set forth on the Schedules. If said collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in the Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

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

    (i) FINANCIAL STATEMENTS. Debtor shall deliver to Secured Party Debtor's outside audited annual financial statements within ninety (90) days after the end of Debtor's and guarantors' fiscal years and shall furnish, within sixty
(60) days after the end of each quarter, quarterly uncertified financial statements of Debtor and compliance certificates if requested by Secured Party. Each of Debtor and guarantor shall certify that all financial information and statements provided to Secured Party fairly present the financial condition of Debtor or guarantor at the date thereof.

    (j) PERFECTION. This Agreement creates a valid and first priority security interest in the Collateral, securing the payment and performance of the Indebtedness and all actions necessary to perfect and protect such security interest have been duly taken.

    (k) AUTHORIZATION. Debtor is now, and will at all times remain, duly licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. Debtor has the power to authorize, execute and deliver this Security Agreement, the Notes and the other documents relating thereto (the Security Agreement, Notes and other documents, all as amended from time to time, are hereafter collectively referred to as the "Loan Documents"), to incur and perform obligations hereunder and thereunder, and to grant he security interest created hereby. The Loan Documents have been duly authorized, executed, and delivered by or on behalf of Debtor, and constitute the legal, valid, and binding obligations of Debtor and are enforceable against Debtor in accordance with their respective terms. Debtor will preserve and maintain its existence and will not wind up its affairs or otherwise dissolve. Debtor will not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change it structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices form the address stated herein.

    (l) LITIGATION. There are no actions, suits, proceedings, or investigations ("Litigation") pending or, to the knowledge of Debtor. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, or of any judgment, decree, order, or any state, rule, or governmental regulation applicable to it. The execution, delivery, and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest herein created. Debtor will promptly notify Secured Party in writing of Litigation against it if: (1) the outcome of such Litigation may materially or adversely affect the finances or operations of Debtor (for purposes of this provision, Ten Thousand Dollars ($10,000) shall be deemed material) or (2) such Litigation questions the validity of any Loan Document or any action taken or to be taken pursuant thereto. Debtor shall furnish to Secured Party such information regarding any such Litigation as Secured Party shall reasonably request.

    (m) COMPLIANCE WITH LAWS. Debtor shall comply in all material respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business, including, without limitation, those concerning public and employee health, safety, and social security and withholding taxes and those concerning employee benefit plans and as such may be required by the Internal Revenue Code, as amended from time to time (the "Code") and the Employees Retirement Income Security Act of 1974, as amended from time to time ("ERISA").

    (n) TAXES. Debtor has timely filed all tax returns (federal, state, local, and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges upon its properties, assets, income and franchises. Debtor does not know of any actual or proposed additional tax assessments for any fiscal period against it which would have a material adverse effect on it. Debtor will promptly pay and discharge all taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges (including cash reserves, if any, required by generally accepted accounting principles ("GAAP") for any taxes, assessments, or other charges being contested), make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith and by appropriate proceedings diligently conducted. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in respect of this Security Agreement, the Notes, or any other Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

    (o) ENVIRONMENTAL LAWS. Debtor has complied and will comply in all material respects with all Environmental Laws applicable to the transfer, construction on, and operations of its property and business. Debtor has (1) not received any summons, complaint, order, or similar notice that it is not in compliance with, or that any public authority is investigating its compliance with, any
Environmental Laws and (2) no knowledge of any material violation of any Environmental Laws on or about its assets or property. Debtor will comply, in all material respects with all Environmental Laws and provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws. Debtor will advise Secured Party in writing as soon as Debtor becomes aware of any condition or circumstance that makes the environmental representations or warranties contained in this Agreement inaccurate in any material respect. For purposes of this Security Agreement, "Environmental Laws" means all federal, state, and local laws, rules, regulations, orders, and decrees relating to health, safety, hazardous substances, and environmental matters, including, without limitation, the Resource Recovery and Reclamation Act of 1976, the comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Toxic Substances control Act, the Clean Water At of 1977, and the Clean Air Act, all as amended from time to time.

    (p) NO LIABILITY. Debtor acknowledges and agrees that Secured Party shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a result of Secured Party's gross negligence or willful misconduct.

    (q) SETOFF. Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable )(whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, to set off and apply against any and all of the Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party in any capacity, whether or not the obligation to pay such monies owed by Secured Party is then due. Secured Party shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

    (r) BOOKS AND RECORDS. Debtor shall maintain, at all times, true and complete books, records and accounts in which true and correct entries are made of its transactions in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor will permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

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

    (s) WRITTEN NOTICE. Debtor agrees to give Secured Party written notice of any action or inaction by Secured Party or any agent or attorney of Secured Party or that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within thirty
(30) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

    (t) INDEMNITY. Debtor shall indemnify, protect, save, defend and hold Secured Party, its parent, officers, directors, agents, employees, and attorneys harmless from and against any loss, expense (including reasonable attorneys' fees and costs), damage or liability arising directly or indirectly out of (i) any breach of any representation, warranty or covenant contained herein and in the other Loan Documents, (ii) any claim or cause of action that would deny Secured Party the full benefit or protection of any provision herein and in the Loan Documents, and (iii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral. If after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, this Security Agreement and the Loan Documents shall continue in full force and effect and Debtor shall be liable to Secured Party for the amount of such payment surrendered. The provisions of the preceding sentence shall be and remain effective notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Additionally, Debtor will pay or reimburse Secured Party for any and all reasonable costs and expenses incurred in connection herewith, including, but not limited to, attorneys' fees, filing fees, search fees, and lien recordation. The provisions of this paragraph shall survive the termination of this Security Agreement and the Loan Documents.

    (u) COLLATERAL DOCUMENTATION. Debtor shall deliver to Secured Party prior to any advance or loan, satisfactory documentation regarding the Collateral to be financed, including, but not limited to, such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtor must satisfy Secured Party that Debtor's business and financial information is as has been represented and there has been no material change in Debtor's business, financial condition, or operations.

3. PREPAYMENT. Debtor may NOT prepay the Indebtedness, whether in whole or in part, at any time during the term of this Agreement without the prior written consent of Secured Party in its sole discretion (per Promissory Note, paragraph
7).

4. EVENTS OF DEFAULT. If any one of the following events (each of which is herein called an "Event of Default") shall occur: (a) Debtor defaults in the payment, when due, of any Indebtedness, or (b) any warranty or material representation of Debtor is untrue or inaccurate or Debtor breaches any warranty or representation hereunder, or (c) Debtor breaches or defaults I the performance of any other agreement or covenant hereunder, or (d) Debtor shall default in the payment or performance of any secured debt, including, but not limited to, Secured Party, or (e) Debtor becomes insolvent, makes an assignment for the benefit of creditors or ceases to continue as a going business, or (f) a receiver, trustee, conservator, or liquidator is appointed for Debtor or for all or a substantial portion of Debtor's property, with or without the approval or consent of Debtor, or (g) a petition is filed by or against Debtor under the Bankruptcy Code or any amendment thereto or under any other insolvency law or laws providing for the relief of debtors, or (h) in the reasonable opinion of Secured Party the value of the Collateral is substantially reduced and satisfaction by Debtor of the Indebtedness is imperiled; or (i) if there is a material adverse change in the business or financial condition of Debtor then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided.

5. REMEDIES. In an Event of Default shall occur, in addition to all rights and remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the entire unpaid Indebtedness to be immediately due and payable; (b) without demand or legal process, enter into the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; and
(c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS IF ANY TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store and repair the Collateral so removed and sell any or all of it at a public or private sale or sales. Unless the Collateral is perishable or threatened to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and Debtor may not, either directly or indirectly, be a buyer at any such sale. The requirements, if any, or reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. Debtor shall also be liable for and shall upon demand pay to Secured Party all expenses incurred by Secured Party in connection with the undertaking or enforcement by Secured Party of any of its rights or remedies hereunder or at law, including, but to limited to, all expenses of repossessing, storing, shipping, repairing, selling or otherwise disposing of the Collateral and legal expenses, including reasonable attorneys' fees and court costs (through any and all appeals and judgment and enforcement actions, it being acknowledged and agreed by Debtor that this provision shall survive and not merge with any such judgment), all of which costs and expenses shall be additional Indebtedness hereby secured. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the rate set forth in the related Note.

6. CUMULATIVE REMEDIES. All remedies of Secured Party hereunder are cumulative, are in addition to any other remedies provided for by law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured party to exercise, and no delay in exercising any right or remedy, shall operate as waiver thereof or in any way modify or be deemed to modify the terms of this Security Agreement and the other Loan Documents or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy.

7. ASSIGNMENT. Secured Party may transfer or assign this Security Agreement, the Note, or the Indebtedness and the other Loan Documents either together or separately without releasing Debtor or the collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligation so debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

8. TIME IS OF THE ESSENCE. Time and manner of performance by Debtor of its duties and obligations under this Security Agreement, the Notes, and the other Loan Documents is of the essence. If Debtor shall fail to comply with any provision of this Security Agreement and the other Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

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

9. APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL E GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10. CONSENT TO JURISDICTION. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OR PROCESS MAY BE MADE UPON DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

11. FURTHER ASSURANCE; NOTICE. Debtor shall, at its expense, do execute and deliver such further acts and documents as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder to carry out the intention or facilitate the performance of the terms of this Security Agreement and the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees t execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be deemed adequately and properly given if sent by registered or certified mail or by overnight courier with a copy by facsimile to the other party at the addresses stated herein or at such other address as the other party may from time to time designate in writing.

12. WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS. DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

13. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL RELATING TO HE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

14. COMPLETE AGREEMENT. This Security Agreement and the other related Loan Documents are intended by Debtor and Secured Party to be the final, complete, and exclusive expression of the agreement between them. This Security Agreement and the other related Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties hereto. Debtor and Secured Party intend this Security Agreement and the other related Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of this Security Agreement and the other related Loan Documents, all of which shall remain in full force and effect. This Security Agreement and the other related Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. The singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If there be more than one Debtor, the warranties, representations and agreements herein are joint and several. The Schedules on the following page[s] are a part hereof. Sections and subsections headings are included for convenience of reference only and shall not be given any substantive effect.

IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Security Agreement as of the day and year first above written.

SECURED PARTY:                           DEBTOR:

HELLER FINANCIAL LEASING, INC.           OREGON BAKING COMPANY DBA MARSEE BAKING


BY: /S/ DAVID A. STERNWEIS               BY: /S/ HOWARD WASSERTEIL
    ------------------------                 ----------------------------
NAME:  DAVID A. STERNWEIS                NAME:  HOWARD WASSERTEIL
TITLE: VICE PRESIDENT                    TITLE: SECRETARY

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